Debt	12 Months Ended
Dec. 31, 2015
Debt
Debt

(11) Debt

On December 19, 2012, the Company entered into (i) a term loan agreement in the amount of $300 million and (ii) revolving loans not to exceed $50 million (the ‘2012 Loan’). The proceeds received from the term loan were used by the Company to pay a $298.9 million dividend, or $13.20 per share, to all shareholders of Bats Global Markets, Inc. common stock during the fourth quarter 2012. The term of the loan was six years ending on December 19, 2018 with a variable interest rate based on 1‑month London Interbank Offered Rate (LIBOR) (with a floor of 125 basis points) plus a spread of 575 basis points. The original issue discount was $12.5 million, or approximately 4.2%. The revolving loans had similar interest rates and a three‑year term, ending on December 19, 2015. The Company incurred $7.1 million of debt issuance costs, which was capitalized and was being amortized over the term of the loans.

Upon consummation of the acquisition of Direct Edge on January 31, 2014, the Company entered into (i) a term loan agreement in the amount of $470 million and (ii) revolving loans not to exceed $100 million (the 2014 Loan). The proceeds received from the 2014 Loan were used by the Company to extinguish the 2012 Loan, pay a dividend to the shareholders and for other corporate purposes. The 2012 Loan, related debt issuance costs and debt discount were extinguished resulting in a loss of $13.6 million that was recorded in non‑operating expense on the consolidated statement of income. The term of the 2014 Loan is six years ending on January 31, 2020 with variable interest rate based on 1‑month LIBOR (with floor of 100 basis points) plus a spread of 400 basis points (375 if leverage ratio falls below 2.25). The original issue discount was $1.2 million, or approximately 0.25%. The revolving loans have an interest rate of LIBOR plus 350 basis points and a three‑year term, ending on January 31, 2017. The fee on the undrawn portion of the revolver is 0.5%. Principal payments on outstanding balances are made on a quarterly basis. The Company incurred $8.3 million of debt issuance costs, which was capitalized and is being amortized over the term of the loans.

Upon consummation of the Hotspot Acquisition, the Company amended its 2014 loan (the Amended 2014 Loan). The Amended 2014 Loan increased the spread on the variable interest rate from 400 basis points to 475 basis points and required a 25 basis point amendment fee. The required annual amortization also increased from 5.0% per annum to 7.5% per annum. The impact of the amended terms on the present value of cash flows was less than 10%; therefore the amendment was accounted for as a modification. In addition, the Company entered into a new $150 million 3-year term loan (the 2015 Term Loan B‑1) and a new $228 million 5-year term loan (the 2015 Term Loan B‑2), both of which were funded immediately prior to the Hotspot transaction. The 2015 Term Loan B‑1 has an interest rate based on 1‑month LIBOR plus a spread of 375 basis points and a 100 basis point original issue discount, or $1.5 million. The 2015 Term Loan B‑2 has an interest rate based on 1‑month LIBOR (with floor of 100 basis points) plus a spread of 475 basis points and a 100 basis point original issue discount, or $2.3 million. In addition, the Company entered into a new $100 million revolving credit facility with an interest rate based on 1‑month LIBOR plus a spread of 350 basis points and an undrawn fee of 50 basis points, replacing the revolving credit facility under the 2014 Loan. Debt issuance costs related to the new and restructured debt were $16.5 million, of which $0.2 million was expensed immediately and $6.6 million and $9.7 million were capitalized as debt issuance costs and additional debt discount, respectively, and are being amortized over the term of the loans.

As of December 31, 2015 and 2014, the Company’s long‑term debt consisted of the following (in millions):

	2015	2014
Term loan	$698.7	$447.3
Less: debt discount	(11.2)	(6.6)
Less: debt issuance cost	(9.9)	(0.8)
Revolving credit facility	—	28.0
Total debt	677.6	467.9
Less: current portion	(83.9)	(42.2)
Total long-term debt	$593.7	$425.7

The unamortized debt discount and debt issuance cost will be amortized as part of interest expense, net through January 31, 2020, the maturity date of the term loan. The effective interest rate on the Amended 2014 term loan was 5.5% for the year ended December 31, 2015. The effective interest rate on the original 2014 term loan was 5.0% for the year ended December 31, 2014.

The credit agreement for the Amended 2014 Loan contains customary reporting requirements, events of default and affirmative and negative covenants, including a financial covenant not to exceed a maximum leverage ratio measured each quarter through the term of the loan, as further described in the credit agreement. The financial covenant places restrictions concerning the Company’s ability to declare dividends and obtain additional financing, and requires that any proceeds from the sale of assets first be used to pay down the Amended 2014 Loan. As of December 31, 2015 and 2014, the Company was in compliance with the terms of the credit arrangement for the Amended 2014 Loan.

The Company and certain subsidiaries have guaranteed the repayment of obligations under the credit agreement and have granted pledges of the shares of certain subsidiaries along with a security interest in certain other assets of the Company and certain subsidiaries as collateral.

As of December 31, 2015, aggregate minimum annual maturities of long‑term debt are $90.7 million in 2016, $110.7 million in 2017, $101.1 million in 2018, $73.2 million in 2019 and $323.0 million in 2020. In addition to the minimum principal payments, the Company is required to pay additional principal payments based on an annual calculation of Excess Cash Flow, as defined by the Term Loan B‑2.

Interest expense recognized on the term loans and revolving loans is included in interest expense, net in the Corporate and other segment on the consolidated statements of income, and for the year ended December 31, 2015, 2014 and 2013 it is as follows (in millions):

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2015	2014	2013
Components of interest expense:
Contractual interest	$39.9	$24.6	$20.0
Amortization of debt discount	3.3	0.5	3.4
Amortization of debt issuance cost	3.5	2.3	2.6
Interest expense	$46.7	$27.4	$26.0